EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

The purpose of the CyCare Systems, Inc. Employee Stock Purchase Plan (hereinafter called the "Plan"), is to provide employees of CyCare Systems, Inc., a Delaware corporation , or any successor corporation, (hereinafter called the "Company"), and its affiliated companies with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock of the Company, with a par value of $.01 per share (the "stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2. Definitions.

   (a) "Base pay" means all compensation paid by the Company to the employee, (before withholding or other deductions), including regular straight time earnings plus payments for overtime, commissions, incentive compensation, bonuses, and other special payments.

    (b) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week and more than five months in a calendar year by (1) the Company, or (2) any affiliated company, 50% or more of whose voting shares are owned directly or indirectly by the Company.

3. Eligibility.

     (a) Any employee as defined in Paragraph 2 who shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in the Plan, subject to the limitations imposed by
Section  423 (b) of the  Code.

     (b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option:

          (1) If, immediately after the grant, such employee would own shares, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, as defined by Section 424(f) of the Code, taking into account in determining stock ownership, any stock owned by the brothers, sisters, spouse, ancestors or descendants of such employee and stock owned by corporations, partnerships, estates or trusts of which such employee is a shareholder, partner or beneficiary, as the case may be, as required by
Section 424(d) of the Code; or

          (2) Which permits his rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries, as defined by Section 424(f) of the Code, to accrue at a rate which exceeds $25,000.00 determined by the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time, all determined in the manner provided by Section 423 (b) (8) of the Code.

4. Offering Dates.

The Plan will be implemented by means of one or more offerings, each offering being one year in length. The first offering shall commence on a date determined by the Board, if a majority of the Directors then in office are ineligible to participate in the Plan, or a committee of Directors not eligible to participate in the Plan (the "Committee") designated by the Board to administer the Plan, on which date the Board shall allocate stock to the Plan; provided, however, that such date shall not be more than six months after the date on which stock of the Company is first offered for sale to the public and further provided that in no event shall the Plan become effective unless within twelve months of the date of its adoption by the Board, it has been approved at a duly called meeting of the stockholders of the Company. Subsequent offerings may be made by the Board at one year intervals after the date on which the first offering commences, and any such subsequent offering shall be one year in length as well.

     On or prior to the date on which any offering commences, the Board shall determine the number of shares allocated to the Plan which shall be available for purchase under said offering. Any of such shares which are not purchased under any such offering may be available for purchase in subsequent offerings if the Board so determines.

5. Participation.

   (a) An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the payroll office during the thirty day period before the date the offering commences. An authorization shall become effective on the date that it is filed with the payroll office.

     (b) Payroll deductions for a participant shall commence on the date when the authorization for a payroll deduction becomes effective and shall end on the termination date of the offering to which such authorization is applicable unless sooner terminated as provided in Paragraph 10.

     (c) Participation in any offering under the Plan shall neither limit, nor require, participation in any other offering except that no employee may have more than one authorization for a payroll deduction in effect simultaneously.

6. Payroll deductions.

   (a) At the time a participant files an authorization for a payroll deduction, the participant shall elect to have deductions made from his pay on each payday during the time he is a participant in an offering at a rate not to exceed 10% of the base pay, as defined in Paragraph 2, which the participant is entitled to receive on such payday.

     (b) All payroll deductions made for a participant shall be credited to the participant's account under the Plan. A participant may not make any separate cash payment into such account.

     (c) A participant may discontinue his participation in the Plan as provided in Paragraph 10, but no other change can be made by a participant during an offering.

7. Granting of Option.

   (a) On the offering date following the date when a participant's authorization for a payroll deduction becomes effective, he shall be granted an option for as many full shares as he will be able to purchase with the payroll deductions credited to his account during his participation in that offering.

   (b) The option price of shares purchased with payroll deductions made for a participant therein shall be the lower of:

          (1) 85% of the fair market value of the stock on the date the option is granted (which is the date on which the respective offering commences), or

          (2) 85% of the fair market value of the stock on the date the option is exercised (which is the date the respective offering ends), but in no event shall the purchase price be less than the par value of the stock.

8. Exercise of Option.

   (a) Unless a participant gives written notice to the company as hereinafter provided, his option for the purchase of shares with payroll deductions made during the applicable offering will be exercised automatically for him on the date on which said offering ends, if the participant is an employee on that date, for the purchase of the number of full shares which the accumulated payroll deductions in his account at that time will purchase at the applicable option price, subject to the provisions of Paragraph 12. The balance in the account with interest thereon shall be paid to the participant.

     (b) By written notice to the Company during the 60 day period preceding the date on which an offering ends, a participant may elect, effective at the termination of said offering, to:

          (1) Withdraw all the accumulated payroll deductions in his or her account on the date the offering ends, with interest thereon; or

          (2) Exercise the option for a specified number of full shares less than the number of full shares which the accumulated payroll deductions in this account will purchase at the applicable option price and withdraw the balance of the accumulated payroll deductions in the account at that time, with interest thereon.

9. Delivery.

As promptly as practicable after the termination of each offering, the Company will deliver to each participant, as appropriate, either the shares purchased upon the exercise of the option together with a cash payment equal to the balance credited to his account during such offering which was not used for the purchase of shares, with interest thereon, or a cash payment equal to the total of the payroll deductions credited to his account during such offering, with interest thereon.

10.  Withdrawal.

   (a) A participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his account, with interest thereon, will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay except in accordance with an authorization for a new payroll deduction filed in accordance with Paragraph 5, for subsequent years.

     (b)  A  participant's   withdrawal  will  not  have  any  effect  upon  his
eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     (c) Upon termination of the participant's employment for any reason, including retirement, the payroll deductions credited to his account with interest thereon will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Paragraph 14.


11.  Interest.

In any situation where the Plan specifically provides for the payment of interest on a participant's payroll deductions, such interest paid shall be simple interest, calculated at the rate of 6% per annum, computed on the balance in the participant's account at the end of each month.

12.  Stock.

   (a) The shares to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be made available for sale under the Plan during the offerings under the Plan shall be 1,320,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17. If the total number of shares for which options are to be granted on any date in accordance with Paragraph 7 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

   (b) The participant will have no interest in shares covered by his option until such option has been exercised.

   (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the termination date of the pertinent offering, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

13.  Administration of the Plan.

The Plan shall be administered so as to ensure that all participants have the same rights and privileges as are provided by Section 423(b)(5) of the Code.

Members of the Committee may be appointed from time to time by the Board and shall be subject to removal by the Board. The decision of a majority in number of the members of the Committee in office at the time shall be deemed to be the decision of the Committee.

The Board or the Committee, from time to time, may approve the forms of any documents or writings provided for in the Plan, and may adopt, amend and rescind rules and regulations not inconsistent with the Plan for carrying out the Plan and may construe the Plan. The Board or the Committee may delegate the responsibility for maintaining all or a portion of the records pertaining to participants' accounts to persons not affiliated with the Participating Companies. All expenses of administering the Plan shall be paid by the Participating Companies.

14.  Designation of Beneficiary.

A participant may file a written designation of a beneficiary who is to receive any shares and cash to the participant's credit under the Plan in the event of such participant's death prior to delivery to him of such shares and cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares and cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such shares and cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate. No designated beneficiary shall prior to the death of the participant by whom he has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.

15.  Transferability.

Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10.

16.  Changes in Capitalization.

If any option under this Plan is exercised subsequent to any stock dividend, split-up, spin-off, recapitalization, merger, consolidation, exchange of shares, or the like, occurring after such option was granted, as a result of which shares of any class shall be issued in respect of the outstanding shares, or shares shall be changed into the same class or classes, the number of shares to which such option shall be applicable and the option price for such shares shall be appropriately adjusted by the Company.

17.  Amendment or termination.

The Board of Directors of the Company may at any time terminate or amend the Plan, provided however, that amendments to the Plan relating to the amount, price, or timing of grants shall not be made more than once in any six month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding the foregoing, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan. Without limiting the generality of the foregoing, an amendment may not be made without prior stockholder approval if it would:

     (a) Require the sale of more shares than are authorized under Paragraph 12 of the Plan; or

     (b) Permit payroll deductions at a rate in excess of 10% of a participant's base pay; or

     (c) Decrease the purchase price of the stock for any purchase period below the lower of 85% of the fair market value of the stock on te date the option is granted or 85% of the fair market value of the stock on the date the option is exercised.

     The Plan shall terminate in any event on such date as all of the shares allocated to the Plan shall have been purchased pursuant to the provisions of the Plan.

18.  Notices.

All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company, or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.Miscellaneous.

Except as otherwise expressly provided herein, any authorization, election, or notice of document under the Plan from an eligible employee or participant shall be delivered to his employer corporation and, subject to any limitations specified in the Plan, shall be effective when so delivered.

The term "business day" shall mean any day other than Saturday, Sunday or a legal holiday in Iowa.

The masculine pronoun shall include the feminine.

The Plan, and the Company's obligation to sell and deliver shares of Stock hereunder, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.